Supplement to the Fidelity® SAI Emerging Markets Value Index Fund, Fidelity® SAI International Momentum Index Fund, and Fidelity® SAI International Quality Index Fund December 30, 2024 Prospectus

The following information replaces similar information for Fidelity® SAI International Momentum Index Fund found in the "Fund Summary" section under the "Investment Objective" heading.
Fidelity® SAI International Momentum Index Fund seeks to provide investment results that correspond to the total return of international stocks with high momentum characteristics.
The following information replaces similar information for Fidelity® SAI International Momentum Index Fund found in the "Investment Details" section under the "Investment Objective" heading.
Fidelity® SAI International Momentum Index Fund seeks to provide investment results that correspond to the total return of international stocks with high momentum characteristics.
EMV-IQI-PSTK-0825-101 1.9905535.101	August 1, 2025